EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of MasterCard Incorporated (the “Company”) on Form 10-Q for the three month period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martina Hund-Mejean, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2010

By:	/s/ Martina Hund-Mejean
Martina Hund-Mejean
Chief Financial Officer